UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 1994
                                                 ---------------------



                          ARKANSAS BEST CORPORATION
- - -----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Delaware                   0-19969                 71-0673405
- - ------------------------- -------------------------  ----------------------
     (State or other             (Commission              (IRS Employer
     jurisdiction of            File Number)           Identification No.)
    incorporation or
      organization)



                           1000 South 21st Street
                         Fort Smith, Arkansas  72901
                               (501) 785-6000
- - -----------------------------------------------------------------------------
 (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Item 2.  Acquisition or Disposition of Assets.

(a) On September 30, 1994 Arkansas Best Corporation (the "Company") consummated the purchase of all outstanding stock of Clipper Exxpress Company ("Clipper"), Agricultural Express of America, Inc. ("AXXA") and Agile Freight System, Inc. ("Agile") (collectively the "Clipper Group") pursuant to a stock purchase agreement entered into on August 18, 1994.

    The stock was acquired from the following shareholders:

    Clipper Exxpress Company:
                                                            Percentage
          Shareholder             Shares Owned              Ownership
          -----------            --------------           -------------
    Merle Chambers                    4,036                  74.5475%
    The Evelyn Chambers
     Revocable Trust No. 1              295                   5.4488%
    Andy Sze                          1,083                  20.0037%
                                     -------                ----------
                                      5,414                 100.0000%

    Agricultural Express of America, Inc.:
                                                            Percentage
          Shareholder             Shares Owned              Ownership
          -----------            --------------           -------------
    Merle Chambers                      950                  80.0000%
    Andy Sze                            238                  20.0000%
                                     -------                ----------
                                      1,188                 100.0000%

    Agile Freight Systems, Inc.:
                                                            Percentage
          Shareholder             Shares Owned              Ownership
          -----------            --------------           -------------
    Merle Chambers                      800                  80.0000%
    Andy Sze                            200                  20.0000%
                                     -------                ----------
                                      1,100                 100.0000%

    Clipper is a non-asset based intermodal marketing and freight logistics company. AXXA provides temperature-controlled intermodal services and Agile provides expedited truckload services.

    The Company's total purchase price for the stock is $60 million in cash, subject to certain closing audit adjustments. The amount was determined based on the Company's assessment of the value of the Clipper Group and on negotiations with the sellers.

    On September 30, 1994, the Company paid an initial payment of $54 million to the Clipper Group shareholders from cash on hand and funds provided under its existing lines of credit with Societe Generale, as Agent, NationsBank of Texas, as Co-Agent, and certain other banks. The final payment which is due on May 15, 1995 will be funded from cash and/or funds provided under its existing lines of credit.

(b) The Company acquired the stock of Clipper, AXXA and Agile and therefore indirectly acquired their assets. The Clipper Group companies use the assets in their transportation and logistics services. The Company will continue such use of the assets.


Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
    The Company is unable to provide the required financial statements with the filing of the Form 8-K and will file the required financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the filing of this Form 8-K.

(b) Pro forma financial information.
    The Company is unable to provide the required pro forma financial information with the filing of the Form 8-K and will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the filing of this Form 8-K.

(c) Exhibits.
    Exhibit 10 -  Stock Purchase Agreement dated August 18, 1994 by and among Arkansas Best Corporation and the Shareholders of Clipper Exxpress Company, Agile Freight System, Inc. and Agricultural Express of America, Inc.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARKANSAS BEST CORPORATION
                                                  (Registrant)

Date:  October 13, 1994               /s/ Donald L. Neal
      -------------------             ------------------------------------
                                      Donald L. Neal - Senior Vice
                                      President - Chief Financial Officer,
                                      and Principal Accounting Officer

                              INDEX TO EXHIBITS

                                                               Sequentially
 Exhibit                                                         Numbered
 Number                        Exhibit                             Page
- - ---------                      --------                       --------------

   10     Stock Purchase Agreement dated August 18, 1994 by          -
          and among Arkansas Best Corporation and the Shareholders of Clipper Exxpress Company, Agile
          Freight System, Inc. and Agricultural Express of
          America, Inc.